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                       NOTE AND WARRANT PURCHASE AGREEMENT

                                      AMONG

                             KIDEO PRODUCTIONS, INC.

                                       AND

                             FELTON INVESTMENTS LTD.

                           GREATVIEW INVESTMENTS LTD.

                                       AND

                            MERMAID INVESTMENTS LTD.

                            Dated as of May 11, 1999

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                       NOTE AND WARRANT PURCHASE AGREEMENT

            NOTE AND WARRANT PURCHASE AGREEMENT, dated as of May 11, 1999 (the "Agreement"), among Kideo Productions, Inc., a Delaware corporation (the "Company"), and Felton Investments Ltd., Greatview Investments Ltd. and Mermaid Investments Ltd., each a corporation organized under the laws of the Turk & Caicos Islands (each a "Buyer" and collectively the "Buyers").

            WHEREAS, the Buyers wish to acquire from the Company (a) separate convertible notes in the aggregate principal amount of $1,400,001 bearing interest at the rate of 10% per annum, due May 15, 2000, in the form attached hereto as Exhibit A (each a "Note" and collectively the "Notes") and (b) warrants to purchase 1,400,001 shares of its common stock, par value $.0001 per share (the "Common Stock"), in the form attached hereto as Exhibit B (each a "Warrant" and collectively the "Warrants"); and

            WHEREAS, the Company is willing to sell to the Buyers the Notes and the Warrants in consideration of the aggregate payment to the Company by the Buyers of $1,400,001.

            NOW, THEREFORE, in consideration of the foregoing premises and the respective representations warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

1     THE CLOSING.

      1.1 Time and Place of Closing. Subject to the terms and conditions hereof, the consummation of the transactions contemplated by this Agreement (the "Closing") will take place by exchange of all documents and instruments required hereby at the offices of Solovay Edlin & Eiseman, P.C., 845 Third Avenue, New York, New York, at 9:30 A.M. (local time) on the May 11, 1999 or at such other place or time or both as the parties may agree

      1.2 Purchase and Sale of the Notes and the Warrants. At the Closing, the Company will issue and sell to the Buyers the Notes and the Warrants and the Buyers will acquire, accept and pay for, as hereinafter provided, the Notes and the Warrants.

      1.3 Consideration for the Notes and the Warrants. Except as provided in the Notes, the aggregate consideration for the Notes and the Warrants shall consist of immediately available funds in the aggregate amount of $1,400,001 (the "Consideration").

      1.4 Deliveries by the Company. At the Closing, the Company shall deliver the following to each Buyer:


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

            1.4.1 A duly executed copy of this Agreement.

            1.4.2 A duly executed Note.

            1.4.3 A duly executed certificate representing the Warrant in the name of such Buyer.

            1.4.4 A duly executed security agreement in the form attached hereto as Exhibit C (the "Security Agreement").

            1.4.5 Any other documents and instruments incident to the
                  transactions contemplated hereby as the Buyers may reasonably request.

      1.5 Deliveries by the Buyers. At the Closing, the Buyers shall deliver the following to the Company:

            1.5.1 A duly executed copy of this Agreement.

            1.5.2 Except as provided in the Notes, cash in immediately available funds in the aggregate amount of $1,400,001 by wire transfer to the account listed on Schedule 1 hereto.

            1.5.3 Any other documents and instruments incident to the
                  transactions contemplated hereby as the Company may reasonably request.

2     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to the Buyers as follows:

      2.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement, to issue and sell the Notes and the Warrants and to carry out the terms of this Agreement, the Notes, the Warrants and the Security Agreement (collectively, the "Operative Agreements").

      2.2 Authority Relative to this Agreement. The Company has full corporate power and authority to execute and deliver the Operative Agreements and to consummate the transactions contemplated thereby. The execution and delivery of the Operative Agreements and the consummation of the transactions contemplated thereby have been duly and validly authorized by the Board of Directors of the Company and no other corporate proceedings on the


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part of the Company are necessary to authorize the Operative Agreements or to consummate the transactions contemplated thereby. The Operative Agreements have been duly and validly executed and delivered by the Company and constitute valid and binding agreements or obligations of the Company, enforceable against the Company in accordance with their respective terms.

      2.3 Reports. The Company has filed all forms, reports, statements and other documents required to be filed with (i) the Securities and Exchange Commission (the "SEC") including, without limitation, (A) all Annual Reports on Form 10-KSB, (B) all Quarterly Reports on Form 10-QSB, (C) all Reports on Form 8-K, (D) all other reports or registration statements and (E) all amendments and supplements to all such reports and registration statements (collectively referred to as the "SEC Reports") and (ii) any other applicable state securities authorities (all such forms, reports, statements and other documents in (i) and (ii) of this Section 2.3 being referred to herein, collectively, as the "Reports"). The Reports (i) were prepared in all material respects in accordance with the requirements of applicable law (including, with respect to the SEC Reports, the Securities Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act"), as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports) and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      2.4 Concerning the Shares. The authorized capital stock of the Company consists of (a) 15,000,000 shares of Common Stock, $.0001 par value per share, of which 3,775,886 shares are issued and outstanding on the date hereof, and (b) 5,000,000 shares of preferred stock, par value $.01 per share, none of which are outstanding on the date hereof. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive or similar rights. Except as specifically disclosed on Schedule 2.4 hereto, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Notes and the Warrants, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock.


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

      2.5 Reporting Company Status. The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is traded on the bulletin board. The Company is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Exchange Act. The Company has complied in all material respects and to the extent applicable with all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer and sale of the Securities.

      2.6 Authorized Shares. The Company has sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Notes and the exercise of the Warrants. The Shares have been duly authorized and, when issued upon conversion of the Notes and upon exercise of the Warrants, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

      2.7 Non-contravention. The execution and delivery of this Agreement, the Security Agreement and the Notes by the Company, the issuance of the Notes and the Warrants, and the consummation by the Company of the other transactions contemplated by this Agreement, the Security Agreement, the Notes, and the Warrants do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any "lock-up" or similar provision of any underwriting or similar agreements except as herein set forth, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) to its knowledge, order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

      2.8 Compliance with Law. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not be expected to have a material adverse effect on the business or financial condition of the Company, or materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement. The Company is not required under federal, state or


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local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock, Notes, or the Warrants, in accordance with the terms hereof

      2.9 Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Notes and the Warrants to the Buyers as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

      2.10 Use of Proceeds and Modification of Prior Agreement. The proceeds of from the sale of the Notes and the Warrants shall be used by the Company to, among other things, retire all outstanding indebtedness owed to the purchasers (the "1998 Buyers") of certain notes and warrants of the Company under an agreement, dated as of January 30, 1998, between the Company and the 1998 Buyers. In addition, the 1998 Buyers have agreed that the exercise price of all warrants to be issued to the 1998 Buyers in accordance with a certain letter agreement, dated May 3, 1999, between the Company and the 1998 Buyers shall be increased to eighty cents ($.80) per share of Common Stock.

      2.11 Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) or as disclosed to the Buyers in writing that (i) would reasonably be expected to have a material adverse effect on the business or financial condition of the Company or (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

      2.12 Security Interest. The Security Agreement creates and grants to the Buyers a legal and valid security interest in the Collateral identified therein. Such Collateral is not subject to any liens whatsoever, except for the Prior Interest (as defined in the Security Agreement).

3     REPRESENTATIONS AND WARRANTIES OF THE BUYERS.

            The Buyers severally and not jointly represent and warrant to the Company as follows:

      3.1 Each Buyer is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating


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thereto. Each Buyer has the financial capability for making the investment, can afford a complete loss of the investment, and the investment is a suitable one for such Buyer.

      3.2 Prior to the execution of this Agreement, each Buyer has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the finances, operations, business and prospects of the Company.

      3.3 Each Buyer understands that the Company shall not be deemed to have made to such Buyer any representation or warranty other than as expressly made in this Agreement.

      3.4 Each Buyer understands that the Note and Warrant (and the Common Stock into for which the Warrant may be exercised and into which the Note may be converted) purchased by such Buyer are not registered under the Securities Act, and are not registered under any state "blue sky" laws, and the Note and Warrant (and such Common Stock) may not be transferred except in compliance with such laws.

      3.5 Each Buyer understands that the Note and Warrant (and such Common Stock) purchased by such Buyer are "restricted securities" as that term is defined in Rule 144 under the Securities Act and that the Note and Warrant (and such Common Stock) purchased by such Buyer must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Buyers understands that in the case of sales in which Rule 144 is not available, compliance with Regulation A under the Securities Act or some other exemption under the Securities Act will be required.

      3.6 Each Buyer represents that such Buyer is purchasing the Note and Warrant for such Buyer's own account for investment and not with a view to the distribution thereof or with any present intention of distributing or selling any of the Note and Warrant. Each Buyer further represents that such Buyer is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

4     CERTAIN AGREEMENTS.

      4.1 Registration and Limitations on Sale.

            4.1.1 The Company agrees to include the 2.7 million (as appropriately adjusted for any stock splits, stock dividends or similar events) shares of Common Stock for which the Warrant may be exercised and into which the Note may be converted (the "Registrable Securities") in a registration statement (the "Registration Statement") which shall be filed as promptly as practicable following the Closing but in no event later than thirty (30) days after the receipt of the entire amount of the


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

Consideration (such date in referred to as the "Start Date"). The Company will use its reasonable best efforts to have the Registration Statement declared effective as promptly as practicable thereafter but in no event later than ninety (90) days after the Start Date and shall keep the Registration Statement effective in order to permit a public offering and sale of the Registrable Securities thereunder. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to this Section 4. 1.1 hereof has not been filed within thirty (30) days from the Start Date and/or has not been declared effective by the earlier of (i) five (5) business days after the Company receives a notice from the SEC that the Registration Statement may be declared effective and (ii) ninety (90) days following the Start Date, then the Company will make payments to each Buyer as liquidated damages for such failure and not as a penalty, which payment shall be equal to one percent (1%) of such Buyer's pro rata share of the Consideration paid by all Buyers for the Notes purchased hereunder for the initial thirty (30) day period until the Registration Statement has been filed and/or declared effective, which shall be pro rated for such periods less than thirty (30) days and two percent (2%) of such Buyer's pro rata share for each thirty (30) day period thereafter until the Registration Statement has been filed and/or declared effective (which shall be also pro rated, as aforesaid). The liquidated damages shall be paid by the Company in cash upon demand. The Company shall also use its best efforts to register or qualify all of the Registrable Securities under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the Buyers shall reasonably request.

            4.1.2 The Company will pay all Registration Expenses (as defined below) in connection with the Registration Statement. "Registration Expenses" means all costs, fees and expenses incident to the Company's performance of or compliance with its obligation to register the Registrable Securities, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, the fees and disbursements of counsel to the Buyers for the review of the Registration Statement prior to filing with the SEC, and any fees and disbursements customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions or transfer taxes with respect to the Registrable Securities and the fees and disbursements of more than one counsel for the Buyers).

            4.1.3 The Company may require, and the Buyers hereby agree, to furnish the Company such information regarding the Buyers and the distribution of the Registrable Securities as


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the Company may from time to time reasonably request in writing.

            4.1.4 The Company will use its reasonable best efforts to keep the Registration Statement effective in order to permit a public offering and sale of any Registrable Securities registered thereunder until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date the Buyers may sell such securities under the provisions of Rule 144(k) and (iii) the third anniversary of the effective date of the Registration Statement.

            4.1.5 If Company shall inform the Buyers in writing that in the good faith judgement of the Company's counsel, the sale or transfer of shares of Registrable Securities by the Buyers would, at such time, require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the Company would be required to provide information required by the SEC or the Securities Act (or the rules and regulations promulgated thereunder), such as pro forma financial information, that at such time the Company would be unable to provide, the Company may postpone or suspend effectiveness of the Registration Statement and the Buyers will not sell Registrable Securities; provided, that in no event shall the Company prohibit any sales pursuant to the foregoing for more than 20 consecutive days or more than 45 days in any 12 month period.

            4.1.6 The Company shall (a) promptly notify the Buyers upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and
(b) at the request of any Buyer, promptly prepare and furnish to such Buyer a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. The Buyers agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 4.1.6, the Buyers will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until the receipt by the Buyers of the copies of the supplemented or amended prospectus and, if so directed by the Company, will promptly deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Buyers' possession of the prospectus relating


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to such Registrable Securities current at the time of receipt of such notice;
provided, that in no event shall the Company prohibit the Buyers' disposition of Registrable Securities for more than 20 consecutive days or more than 45 days in any 12 month period.

      4.2 Expenses. Except as provided in Section 4.1.2 and except for reasonable legal fees and expenses of the Buyers not to exceed $15,000 in aggregate, which will be paid by the Company, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses.

      4.3 Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

      4.4 Restrictions on Transfer of Notes and Warrants. The Notes and the Warrants issued under this Agreement, including any Notes or Warrants issued upon the transfer of the Notes or the Warrants, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "This [security] has not been registered under the Securities Act of 1933, as amended, or applicable State securities laws, if any, and may not be transferred in the absence of such registration or receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that the transfer may be properly made under an exemption from registration under such Act and such laws."

      4.5 Information. From and after the date hereof and through May 15, 2000, the Company shall provide each Buyer with such information related to the Company as may be reasonably requested by such Buyer, subject to the Buyers' agreement, which is hereby made, to (i) maintain the confidentiality of any such information which is confidential and (ii) to refrain from trading the Common Stock while in possession of material confidential information.

      4.6 Indemnification in Connection with the Registration Statement.

            4.6.1 Indemnification by the Company. The Company will, and hereby does, indemnify and hold harmless, the Buyers and their directors, officers, affiliates, agents, successors and assigns from and against any losses, claims, damages or


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liabilities to which the Buyers may become subject under the Securities Act or otherwise, including, without limitation, the fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and the Company will promptly reimburse the Buyers for any legal or any other expenses reasonably incurred by the Buyers in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of any Buyer specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Buyers and shall survive the transfer of the Registrable Securities by the Buyers.

            4.6.2 Indemnification by the Buyers. The Buyers hereby agree to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.6.1) the Company, and each director, officer and employee of the Company, with respect to any untrue statement or alleged untrue statement of a material fact contained in or any omission or alleged omission to state therein a material fact in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Buyers specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of the Buyers under this Section 4.6.2 shall be limited to the amount of proceeds received by the Buyers in the offering giving rise to such liability. Such indemnity shall remain in


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full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or employee and shall survive the transfer of such securities by such seller.

            4.6.3 Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 4.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 4.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because there exists a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all fees and expenses of such counsel. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the consent of the indemnified party, consent to entry or any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably requested in connection with the defense of such claim and litigation resulting therefrom.

            4.6.4 Contribution. If the indemnification provided for in this
Section 4.6 shall for any reason be held by a


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court of competent jurisdiction to be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 4.6.1 or
4.6.2 hereof, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same),
(a) in such proportion as is appropriate to reflect the relative fault of the Company and the Buyers in connection with the statement or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable consideration (the relative fault of the Company and such prospective sellers to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Buyers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission) or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Buyers from the offering of the securities covered by the Registration Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, no person shall be obligated to contribute hereunder any amounts in payment of any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld or delayed.

            4.6.5 Other Indemnification. Indemnification and contribution similar to that specified in the preceding sections of this Section 4.6 (with appropriate modifications) shall be given by the Company and the Buyers with respect to any required registration or other qualification of securities under any federal or state law, rule or regulation of any governmental authority other than the Securities Act.

            4.6.6 Indemnification Payments. The indemnification and contribution required by this Section 4.6 shall be made by prompt periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

      4.7 Existing and Future Warrants. The Company will not, without the prior written consent of the Buyers, reduce the exercise price of any warrants that are outstanding as of the date hereof. The Company will not, without the prior written consent of the Buyers, which consent will not be unreasonably withheld or delayed, issue additional warrants to purchase Common


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

Stock other than as set forth on Schedule 2.4 hereof.

      4.8 Perfection of Security Interest. Promptly after the Closing and prior to the second funding under the Notes, the Company will file, or cause to be filed, UCC financing statements (whether Form UCC-1 naming the Buyers as the Secured Party or Form UCC-3 assigning the financing statements currently on file to the Buyers) with the Secretary of State of New York and the County Clerk of New York county.

5     MISCELLANEOUS PROVISIONS.

      5.1 Survival of Representations. All representations and warranties made by either party pursuant to this Agreement shall survive the Closing.

      5.2 Indemnification. In addition to the indemnification provided for in
Section 4.6, each of the parties hereto (the "Indemnifying Party") shall, to the fullest extent permitted under applicable law, indemnify and hold the other (the "Indemnified Party") harmless against any losses, claims, damages, liabilities, actions, judgments, causes of action, costs or expenses including without limitation, interest, penalties and attorneys' fees and expenses (the "Liabilities") asserted against, resulting from, imposed upon or incurred or suffered by an Indemnified Party as a result of, arising out of or relating to any breach of a representation, warranty, covenant or agreement contained in the Operative Agreements. All procedural and operating terms of such indemnification shall be as set forth in Section 4.6.

      5.3 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of the Company and each Buyer.

      5.4 Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 5.3.

      5.5 Investigations. The respective representations and warranties of the Company and the Buyers contained herein shall not be deemed waived or otherwise affected by any investigation made by any party hereto.

      5.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered faxed to the numbers set forth below with a record of receipt, personally or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

      (a)   if to the Company, to

            Kideo Productions, Inc.
            611 Broadway
            Suite 523
            New York, New York 10012
            Attention: President
            Fax: 212-505-6605

            with a copy to

            Solovay Edlin & Eiseman, P.C.
            845 Third Avenue
            New York, New York 10022
            Attention: Michael B. Solovay, Esq.
            Fax: 212-355-4608

      (b)   if to the Buyers, to

            Gretton House
            P.O. Box 65
            Duke Street
            Turks & Caicos Islands

            With a copy to

            Parker Chapin Flattau & Klimpl, LLP
            1211 Avenue of the Americas
            New York, New York 10036
            Attention: Christopher S. Auguste, Esq.
            Fax: 212-704-6288

      5.7 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

      5.8 Governing Law. This Agreement shall be governed by the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

      5.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      5.10 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

      5.11 Entire Agreement. This Agreement, including the exhibits hereto and the documents and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such transactions.

      5.12 Survival of Certain Agreements. All agreements contained in this Agreement which by their terms shall survive the Closing hereunder, including, without limitation, the agreements contained in Sections 4.1 through 4.6 and 5.2 hereof and this Section 5.12, shall survive the Closing for an indefinite period of time.

                            (Signature Page Follows)

            IN WITNESS WHEREOF, the Company and the Buyers have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.


                                          KIDEO PRODUCTIONS, INC.

                                          By: /s/ Richard Bulman
                                              ----------------------------------
                                              Richard Bulman, President


                                          FELTON INVESTMENTS LTD.

                                          By: /s/ C.B. Williams
                                              ----------------------------------
                                              C.B. Williams on behalf of
                                              Turks & Caicos First
                                              Secretarial Ltd secretary of
                                              Felton Investments Ltd.


                                          GREATVIEW INVESTMENTS LTD.

                                          By: /s/ B.A. Simmons
                                              ----------------------------------
                                              B.A. Simmons on behalf of
                                              Gretton Secretarial Ltd
                                              Director of Greatview
                                              Investments Ltd.


                                          MERMAID INVESTMENTS LTD.

                                          By: /s/ B.A. Simmons
                                              ----------------------------------
                                              B.A. Simmons on behalf of
                                              Gretton Secretarial Ltd
                                              Director of Greatview
                                              Investments Ltd.

                                                                       EXHIBIT A

                                  FORM OF NOTE

This Note has not been registered under the Securities Act of 1933, as amended, or applicable State securities laws, if any, and may not be transferred in the absence of such registration or receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that the transfer may be properly made under an exemption from registration under such Act and such laws.

                       CONVERTIBLE SECURED PROMISSORY NOTE

$                                                                   May 12, 1999

            For value received, the undersigned, KIDEO PRODUCTIONS, INC., a Delaware corporation ("Maker"), promises to pay to _____________________ ("Holder"), at the office of Maker at 611 Broadway, Suite 515, New York, New York 10012, or at such other place as Holder may designate, the principal sum of ______________________________________ ($_______), together with interest on the unpaid balance of this Note, beginning as of the date hereof, before or after maturity or judgment, at the rate of ten percent (10%) per annum, which rate shall be computed monthly on the basis of a Three Hundred Sixty Five (365) day year and actual days elapsed, according to the following schedule:

                        Date                         Amount
                        ----                         ------
                  February 15, 2000                  $[15%]
                  March 15, 2000                     $[15%]
                  April 15, 2000                     $[20%]
                  May 15, 2000                       $[50%]

Interest on the principal amount outstanding under this Note shall be due and payable, in arrears, at the rate set forth herein, commencing on June 30, 1999 and continuing on the last day of each and every September, December and March thereafter until this Note is paid in full.

If Maker shall fail to pay any amount owing to Holder under this Note when due (whether at stated due date, upon acceleration or otherwise), then to the extent permitted by law Maker will pay interest to Holder, payable on demand, on the amount in default from the date such payment became due until payment in full at the rate of 15% per annum.

            Transfer of Funds. Holder shall transfer to Maker an additional $133,333 on or before the tenth (10th) business day after the date hereof and receive an additional note in the form hereof. Until Maker has received such amount, the rights of conversion contained herein shall be suspended.

            Events of Default. The occurrence at any time of any one or more of the following events shall constitute an "Event of Default" under this Note: (a) Maker's failure to pay any interest when due under this Note which failure continues for more than three (3) days following the date such payment is due; (b) Maker's failure to pay principal or other amount (other than interest) when due under this Note; (c) failure of Maker to perform in any material respect its agreements and obligations, or a material breach of any of Maker's representations and warranties, under the Note and Warrant Purchase Agreement, dated May 11, 1999, between Maker and Holder (the "Purchase Agreement"); (d) the dissolution, liquidation or termination of legal existence of Maker; (e) the appointment of a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any property of assets of Maker, or action by any court to take jurisdiction of all or substantially all of the property or assets of Maker; (f) the sale of all or substantially all of Maker's property or assets; (g) the commencement of any proceeding under any provision of the Bankruptcy Code of the United States, as now in existence or hereafter amended, or of any other proceeding under any federal or state law, now existing or hereafter in effect, relating to bankruptcy, reorganization, insolvency, liquidation or otherwise, for the relief of debtors or readjustment of indebtedness, by or against Maker.

            Effect of Default. Maker agrees that upon the occurrence of an Event of Default, the entire indebtedness with accrued interest thereon due under this Note shall, at the option of the Holder, be immediately due and payable without notice. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default.

            Prepayment. Any amount, outstanding under this Note may be prepaid, in whole or in part, by Maker at any time.

            Conversion. Subject to "Transfer of Funds" above, all or any part of the principal amount due and owing under this Note may be converted by Holder into shares of the common stock, par value $.0001 per share, of Maker (the "Common Stock") at any time and from time to time after the date hereof. The number of shares of the Common Stock to be received upon conversion shall be determined by dividing (i) the principal amount of the portion of this Note which is being converted, plus accrued and unpaid interest, by (ii) $.80 (the "Conversion Price"), subject to the adjustments described below under "Adjustments."

To exercise the right of conversion, Holder must give written notice to Maker. Such notice shall specify the principal amount of this Note Holder desires to convert. Holder hereby agrees to take all steps reasonably requested by Maker to assist Maker in complying with any such conversion request, including, without limitation, delivering this Note to Maker so that a replacement Note reflecting a reduced principal amount may be issued to Holder following any conversion.

At all times during which Holder has the right to convert this Note or any portion hereof, the Company agrees to reserve and keep available an authorized number of shares of the Common Stock sufficient to permit the conversion in full of this Note and the Company represents and warrants that all of the shares of Common Stock issued upon conversion of this Note shall be duly and validly issued, fully paid and nonassessable.

            Adjustments. The number of shares of Common Stock into which this Note may be converted and the effective conversion price shall be adjusted for the same events and in the same manner as the number of shares of Common Stock underlying, and the exercise price of, the Warrant issued to Holder concurrently herewith.

            Security. This Note and the obligations of Maker under this Note are secured by all of the properties and assets of Maker as granted and set forth in the Security Agreement dated as of the date hereof.

            Notice. Any notice required to be given under this Note shall be given in the same manner and subject to the same terms and conditions as set forth in Section 5.6 of the Purchase Agreement.

            Failure by the Holder to insist upon the strict performance by Maker of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and the Holder shall retain the right thereafter to insist upon strict performance by the Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

            Maker waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note.

            This Note shall be governed by and construed in accordance with the laws of the State of New York (without regard to principles of conflicts of law provisions). Maker hereby consents to the exclusive jurisdiction of any State or Federal court located in New York County.

                              KIDEO PRODUCTIONS, INC.


                              By:
                                 -------------------------
                                 RICHARD BULMAN, President

                                                                       EXHIBIT B

                                 FORM OF WARRANT

         THIS WARRANT CERTIFICATE, AND THE SHARES TO BE ISSUED UPON ITS
           EXERCISE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
             OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED
                 FOR SALE, SOLD OR TRANSFERRED UNLESS REGISTERED
                   UNDER THE ACT, OR UNLESS AN EXEMPTION FROM
                         SUCH REGISTRATION IS AVAILABLE.

                               WARRANT CERTIFICATE

                               Dated: May 12, 1999

            Warrant to Purchase up to 466,667 shares of Common Stock,
                           par value $.0001 per share,
                                       of
                             KIDEO PRODUCTIONS, INC.

               VOID AFTER MIDNIGHT, NEW YORK, NEW YORK LOCAL TIME
                                       ON
                                 AUGUST 31, 2004

      KIDEO PRODUCTIONS, INC., a Delaware corporation (the "Company"), hereby certifies that ___________________, its successors and assigns (the "Holder"), is entitled to purchase from the Company at any time after August 31, 1999 and before Midnight, New York, New York local time on August 31, 2004, up to 466,667 shares of common stock, par value $.0001 per share, of the Company (the "Common Stock"), at the price of $.80 per share (the "Exercise Price", subject to adjustment as provided herein).

      1. Exercise of Warrants. In order to exercise the rights to purchase Common Stock evidenced by this Warrant Certificate, the Holder must, subject to
Section 7 below, present and surrender this Warrant Certificate with the attached Purchase Form duly executed at the principal office of the Company. This Warrant Certificate may be exercised with respect to all of the Common Stock subject hereto or any portion thereof.

      2. Exchange and Transfer. This Warrant Certificate at any time prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged, alone or with other Warrant Certificates, if any, of like tenor registered in the name of the same Holder, for another Warrant Certificate(s) of like tenor in the name of such Holder or any permissible transferee exercisable for the same aggregate number of shares of Common Stock as the Warrant

Certificate(s) surrendered.

      3. Rights and Obligations of the Holder of the Warrant Certificate. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, in the event that any certificate representing shares of the Common Stock is issued to the Holder upon exercise of this Warrant Certificate, such Holder shall, for all purposes, be deemed to have become the holder of record of such Common Stock on the date on which this Warrant Certificate, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such share certificate. The rights of the Holder of this Warrant Certificate are limited to those expressed herein and the Holder, by acceptance hereof, consents to and agrees to be bound by and comply with all the provisions of this Warrant Certificate and the agreement, dated May 11, 1999, between the Holder and the Company, providing for, among other things, the issuance of this Warrant Certificate (the "Purchase Agreement"). In addition, the Holder agrees that the Company may deem and treat the person in whose name this Warrant Certificate is registered as the absolute, true and lawful owner for all purposes whatsoever, unless and until such time as the Company has received written notice to the contrary.

      4. Common Stock.

            (a) The Company covenants and agrees that this Warrant Certificate is duly and validly authorized and issued, and free from all stamp-taxes, liens, and charges with respect to the delivery or purchase thereof. In addition, the Company agrees at all times to reserve and keep available an authorized number of shares of Common Stock sufficient to permit the exercise in full of this Warrant Certificate.

            (b) The Company covenants and agrees that all shares of Common Stock delivered upon exercise of this Warrant Certificate, will, upon delivery, be duly and validly authorized and issued, fully-paid and non-assessable, and free from all stamp-taxes, liens, and charges with respect to the purchase thereof.

      5. Disposition of the Warrant and Common Stock. The Holder hereby agrees and represents that (a) this Warrant Certificate and the Common Stock issuable upon exercise are being acquired for the Holder's account, and not with a view to or in connection with any offering or distribution; and (b) no public distribution of this Warrant Certificate of the Common Stock will be made in violation of the provisions of the Securities Act of 1933, as amended (the "Act"), or in violation of the provisions of applicable sate laws. The Holder further agrees that if any distribution of Warrant Certificate or any of such Common Stock issued hereunder is proposed to be made, such action shall be taken only after submission to the Company of an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed distribution will not be in violation of the Act or any applicable sate law. Furthermore, it shall be a condition to the transfer of any rights set forth in this Warrant Certificate that any transferee thereof deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate and the Purchase Agreement. The Holder is responsible for any transfer taxes due as a result of any transfer of this Warrant Certificate.

      6. Registration Rights. The Holder shall have those registration rights with respect to the Common Stock issued or issuable upon exercise of this Warrant Certificate set forth in the Purchase Agreement.

      7. Exercise of This Warrant Certificate. After August 31, 1999 and on or prior to Midnight, New York, New York local time, on August 31, 2004, the Holder shall have the right to acquire up to 466,667 shares of Common Stock on the following terms and conditions:

            (a) Exercise Price: Fractional Shares. The Exercise Price shall be a price per share of Common Stock equal to Eighty Cents ($.80), subject to adjustment as set forth below. All calculations of shares of Common Stock to be issued in connection with any exercise hereunder shall be rounded to the nearest one-hundredth of a whole share.

            (b) Exercise Procedure.

                  (1) Payment for Shares. The Holder shall deliver to the Company this Warrant Certificate and a duly completed Purchase Form at the Company's principal executive office along with a certified or bank cashier's check payable to the Company in the amount of the Exercise Price then in effect times the number of shares of Common Stock being purchased.

                  (2) Effective Date of Exercise. Each exercise will be deemed to have been effected as of the close of business on the date that the Purchase Form and full payment is received by the Company at the principal office of the Company at 611 Broadway, Suite 515, New York, New York 10012. At such time as such exercise has been effected, the person (or entity) or persons (or entities) in whose name or names any certificate(s) for shares of Common Stock are to be issued upon such exercise will be deemed to have become the holder or holders of record of the shares of Common Stock represented.

            (c) Delivery of Certificates. As soon as practicable after an exercise has been effected (but in any event within five (5) business days), the Company will deliver to the Holder:

                  (1) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such exercise in such name(s) and such denomination(s) as the Holder has specified;

                  (2) a new Warrant Certificate entitling the Holder to purchase the number of shares of Common Stock as to which the original Warrant Certificate was not exercised and reflecting any changes to the Exercise Price which have theretofore been effectuated and which Warrant Certificate shall otherwise be in form and substance identical to that delivered by the

Holder to the Company for said exercise.

            (d) Closure of Issuer Books. The Company will not close its books against the transfer of Warrant Certificates or of Common Stock issued or issuable upon exercise of Warrant Certificates in any manner which interferes with the timely exercise of Warrant Certificates.

            (e) Payment of Taxes. The Company will pay all taxes and other governmental charges (other than taxes measured by the revenue or income of the Holder) that may be imposed in respect of the issue or delivery of shares of Common Stock upon exercise of this Warrant Certificate; provided, however, that the Holder shall pay any such tax which is due because shares of Common Stock are issued in a name other than such Holder's.

            (f) Notices of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class or series of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all the assets of the Company to any other corporation, entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, the Company shall mail to the Holder at least twenty (20) days prior to the record date specified therein (the "Notice Period"), a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the time, if any is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up. During the Notice Period, the Holder shall have the exercise rights provided elsewhere in this Warrant Certificate. In addition, the Company shall mail to the Holder advance notice of any determination by the Company to register any shares of Common Stock (not including the shares of Common Stock purchasable upon the exercise of this Warrant or the other warrants, if any, issued on the date hereof) promptly upon the making of such determination by the Company.

      8. Exercise Price Adjustments. The Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be subject to adjustment from time to time as set forth below; however, no adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

            (a) Adjustment for Common Stock Splits and Combinations. If the Company shall at any time or from time to time after the date hereof effect a subdivision of the outstanding

Common Stock, the Exercise Price then in effect immediately before that subdivision shall be proportionately decreased; conversely, if the Company shall at any time or from time to time after the date hereof reduce the outstanding shares of Common Stock by combination or otherwise, the Exercise Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (b) Adjustment for Certain Dividends and Distributions of Common Stock. In the event the Company at any time or from time to time after the date hereof shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Exercise Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction:

                  (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                  (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this Section 8(b) as of the time of actual payment of such dividends or distributions.

                  (3) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to this paragraph 8(b), the number of shares of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares initially issuable upon the exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

            (c) Adjustment for Other Dividends and Distributions. In the event the Company at any time or from time to time after the date hereof shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that Holder shall receive upon exercise of this Warrant Certificate in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that it would have received had this Warrant Certificate been exercised on the date of such event and had thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by it as aforesaid during such period giving application to all adjustments called for during such period under this Warrant Certificate with respect to the rights of the Holder.

            (d) Adjustment for Reclassification, Exchange or Substitution. If the Common Stock issuable upon the exercise of this Warrant Certificate shall be changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or other change (other than a reorganization, merger, consolidation or sale of assets provided for in Section 8(e) below), then and in each such event, the Holder shall have the right thereafter to exercise this Warrant Certificate into the kind and amounts of shares of stock and other securities and property receivable upon such reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which this Warrant Certificate might have been exercised immediately prior to such reclassification, exchange, substitution, or other change, all subject to further adjustment as provided herein.

            (e) Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there shall be a reorganization of the Common Stock (other than a reclassification, exchange or substitution of shares provided for in Section 8(d) above) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant Certificate, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of that number of shares of Common Stock deliverable upon exercise of this Warrant Certificate would have been entitled on such reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant Certificate with respect to the rights of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant Certificate (including adjustment of the number of shares issuable upon exercise of this Warrant Certificate) shall be applicable after that event as nearly equivalent as may be practicable; or

            (f) Sales of Shares Below Exercise Price.

                  (1) Adjustment of Exercise Price. Subject to Subsection 8(f)(5) below, if at any time or from time to time after the date hereof, the Company shall issue or sell Additional Shares of Common Stock (as hereinafter defined), other than as a dividend as provided in Section 8(b) above, and other than upon a subdivision or combination of shares of Common Stock as provided in
Section 8(a) above, for a consideration per share less than the Minimum Value (as hereinafter defined), then and in each case the Exercise Price shall be reduced, as of the opening of business on the date of such issuance or sale, to a price (calculated to the nearest cent) determined by multiplying such prior Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued or sold would purchase at such prior Exercise Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the total number of Additional Shares of Common Stock so issued or sold.

                  (2) Determination of Consideration. For the purpose of making any adjustment in the Exercise Price or number of shares of Common Stock purchasable on exercise of this Warrant certificate as provided above, the consideration received by the Company for any issue or sale of securities shall,

                        i. to the extent it consists of cash, be computed at the gross amount of cash received by the Company in connection with such issue or sale,

                        ii. to the extent it consists of services or property other than cash, be computed at the fair value of such services or property as determined in good faith by the Company's Board of Directors (the "Board"), and

                        iii. if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined), or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration that covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

                  (3) Convertible Securities. For the purpose of the adjustment provided in Subsection 8(f)(1) hereof, if at any time or from time to time after the date hereof the Company shall issue any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being hereinafter referred to as "Convertible Securities"), then, in each case, if the Effective Price (as hereinafter defined) of such rights, options or Convertible Securities shall be less than the then existing Exercise Price, the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such options or rights, the minimum amounts of consideration, if any, payable to the Company upon exercise or conversion of such options or rights. For purposes of the foregoing, "Effective Price" shall mean the quotient determined by dividing the total of all such consideration by such maximum number of Additional Shares of Common Stock. No further adjustment of the Exercise Price adjusted upon the issuance of such rights, options or Convertible Securities shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Exercise Price adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Exercise Price that would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted plus the consideration, if any, actually received by the Company on the conversion of such Convertible Securities.

                  (4) Rights or Options for Convertible Securities. For the purpose of the adjustment provided for in Subsection 8(f)(1) hereof, if at any time or from time to time after the date hereof, the Company shall issue any rights or options for the purchase of Convertible Securities, then, in each such case, if the Effective Price thereof is less than the current Exercise Price, the Company shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Company for the issuance of such rights or options, plus the minimum amounts of consideration, if any, payable to the Company upon the conversion of such Convertible Securities. For purposes of the foregoing, "Effective Price" shall mean the quotient determined by dividing the total amount of such consideration by such maximum number of Additional Shares of Common Stock. No further adjustment of such Exercise Price adjusted upon the issuance of such rights or options shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion of such Convertible Securities. The provisions of Subsection 8(f)(3) above for the readjustment of such Exercise Price upon the expiration of rights or options or the rights of conversion of Convertible Securities shall apply mutatis mutandis to the rights, options and Convertible Securities referred to in this Subsection 8(f)(4).

                  (5) Certain Exceptions. Notwithstanding the provisions of Subsection 8(f)(1) above, no adjustment shall be made to the Exercise Price with respect to the issuance of Additional Shares of Common Stock in connection with the conversion, exercise or exchange of warrants or notes issued by the Company and outstanding on the date hereof or for the issuance or sale of Additional Shares of Common Stock for a consideration per share equal to or greater than the Minimum Value. For the purposes of this Section 8(f), the issuance of not more than 10% of the then outstanding shares of Common Stock (on a then fully-diluted basis, assuming the conversion or exercise of all then outstanding Convertible Securities) to employees or consultants or the Company pursuant to stock option or stock purchase plans approved by the Board (including the reissuance of shares purchased by the Company from employee or consultants of the Company) shall not be considered the issuance or sale of Additional Shares of Common

Stock.

                  (6) Definition. The term "Additional Shares of Common Stock" as used herein shall mean all shares of Common Stock issued or deemed issued by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company. Notwithstanding anything to the contrary contained herein, Common Stock issued in connection with the conversion, exercise or exchange of warrants or notes issued by the Company and outstanding on the date hereof and other warrant certificates, if any, issued pursuant to the terms of the Purchase Agreement shall not be deemed to be Additional Shares of Common Stock or Convertible Securities for purposes of causing an adjustment to the Exercise Price. The term "Minimum Value" as used herein shall mean the lesser of
(a) the Exercise Price as the same may be adjusted from time to time and (b) the Closing Bid Price (as hereafter defined). The term "Closing Bid Price" means the closing bid price of the Common Stock on the trading day immediately preceding the date of issuance of Additional Shares of Common Stock.

            (g) Certificate of Adjustment. In each case of an adjustment or readjustment of the Exercise Price, the Company, at its expense, shall prepare a certificate showing such adjustment or readjustment signed by the duly elected Treasurer or Chief Financial Officer of the Company (the "Adjustment Certificate) and shall mail the Adjustment Certificate, by first class mail, postage prepaid, to the Holder at the Holder's address as shown in the Company's books. The Adjustment Certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based including a statement of the Exercise Price and the number of shares of Common Stock or other securities issuable upon exercise of this Warrant Certificate immediately before and after giving effect to the applicable adjustment or readjustment. If the holders of a majority of the shares of Common Stock represented by all outstanding Warrant Certificates being issued concurrently herewith do not in good faith believe that such adjustment or readjustment was calculated in accordance with the terms of this Warrant Certificate, such holders shall have the right to challenge such adjustment or readjustment, or method of calculating the same, by delivering written notice to the Company at 611 Broadway, Suite 515, New York, New York 10012, Attention:
Richard L. Bulman, within thirty (30) days after the Holder's receipt of the Adjustment Certificate. In the event such holders deliver such written notice to the Company, the Company, at its expense, shall cause independent certified public accountants of recognized standing selected by the Company (who may be the independent certified public accountants then auditing the books of the Company) to recompute such adjustment or readjustment in accordance herewith and prepare a certificate signed by such accountants (the "Accountant's Adjustment Certificate") showing such adjustment or readjustment. The Company shall then mail the Accountant's Adjustment Certificate, by first class mail, postage prepaid, to the Holder at the Holder's address as shown in the Company's books. In the event of any conflict between the Adjustment Certificate and the Accountant's Adjustment Certificate, the Accountant's Adjustment Certificate shall control.

      9. Survival. The various rights and obligations of the Holder hereof and of this Company as set forth in Sections 5, 6, and 7 hereof, as may be applicable, shall survive the exercise of this Warrant Certificate or the surrender of this Warrant Certificate, and upon the surrender of this Warrant Certificate and the exercise of all the rights represented hereby, each party shall, if requested, deliver to the other hereof its written acknowledgement of its continuing obligations under said Sections.

      10. Mutilated or Missing Warrant Certificates. In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company will, upon request, issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution of the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft, or destruction of such Warrant Certificate and, in the case of a lost, stolen or destroyed Warrant Certificate, indemnity, if requested, also satisfactory to the Company. Applicants for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such reasonable charges as the Company may prescribe.

      11. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid, return receipt requested, as follows: if the Holders, at the address of the Holder as shown on the Company's registry books, and, if to the Company, at 611 Broadway, Suite 515, New York, New York 10012, Attention: Richard L. Bulman.

      12. Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflicts of law.

      13. Binding Effect. This Warrant Certificate shall be binding upon and inure to the benefit of the Company and the Holder. Nothing in this Warrant Certificate is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the date first above written.

                                       KIDEO PRODUCTIONS, INC.

                                       By:
                                          --------------------------------------
                                          Richard L. Bulman, President

                                  PURCHASE FORM

                                          ____________, _____

KIDEO PRODUCTIONS, INC.
611 Broadway
Suite 515
New York, NY  10012

      The undersigned hereby irrevocably elects to exercise the attached Warrant Certificate to the extent of ______ shares of common stock of Kideo Productions, Inc., $.0001 par value per share, and hereby makes payment of $__________ in payment of the purchase price thereof.

      INSTRUCTIONS FOR REGISTRATION OF SECURITIES

      Name:_____________________________________________________________________
                  (Please typewrite or print in block letters)

      DELIVER SECURITIES TO:

      Address:__________________________________

              __________________________________

              __________________________________

              Holder:___________________________________________________________
                              [Signature of Holder of Warrant
                               Certificate, if an individual]

              Holder:___________________________________________________________

                     By:________________________________________________________

                             Its:_______________________________________________

                     [Signature of Holder of Warrant
                     Certificate, if a corporation,
                     partnership or other entity]